UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 28, 2005


                   INN OF THE MOUNTAIN GODS RESORT AND CASINO
               (Exact Name of Registrant as Specified in Charter)


        Not Applicable                333-113140                85-0098966
(State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)             File Number)           Identification No.)


                             287 Carrizo Canyon Road
                           Mescalero, New Mexico 88340
                    (Address of Principal Executive Offices)


                                 (505) 464-6595
                         (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operation and Financial Condition.

     Reference is made to the press release of the registrant issued on June 28, 2005, regarding financial results for the fourth quarter and fiscal year ending April 30, 2005, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

99.1 Press release dated June 28, 2005, regarding financial results for the fourth quarter and fiscal year ending April 30, 2005.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Inn of the Mountain Gods Resort and Casino




June 28, 2005                       /s/  Richard W. Williams
                                    --------------------------------------------
                                    By:  Richard W. Williams
                                    Its: Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibits

99.1 Press release dated June 28, 2005, regarding financial results for the fourth quarter and fiscal year ending April 30, 2005.




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